EXHIBIT 10.2

FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT
Trinity Bay, Redfish Reef, Fishers Reef, North Point Bolivar Fields
in Galveston and chambers Counties, Texas

This FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “Fourth Amendment”) is dated effective as of March 22, 2007, and is made by and between Masters Resources, LLC, and Masters Oil & Gas, LLC, both Texas limited liability companies having their respective principal places of business at 9801 Westheimer, Suite 1070, Houston, Texas 77042 (collectively, “Masters”), and Tekoil and Gas Gulf Coast, LLC, a Delaware limited liability company, having its principal place of business at 5036 Dr. Phillips Blvd., Suite 232, Orlando, Florida 32819 (“Buyer”) (Masters and Buyer are sometimes called collectively the “parties” and individually “party”).

RECITALS

On November 13, 2006, Masters and Tekoil and Gas Corporation, a Delaware corporation (“Original Buyer”), executed and delivered Purchase and Sale Agreement, dated effective as of October 1, 2006, covering the Assets. On December 29, 2006, Masters and Original Buyer executed and delivered that certain First Amendment to Purchase and Sale Agreement also covering the Assets. On February 8, 2007, the parties contemporaneously executed and delivered that certain Second Amendment and that certain Assignment and Assumption Agreement (the “Assignment”) by and between Buyer and Original Buyer. On March 1, 2007, Masters and Buyer executed and delivered that certain Third Amendment to Purchase and Sale Agreement also covering the Assets (the Purchase and Sale Agreement, the First Amendment to Purchase and Sale Agreement, the Second Amendment to the Purchase and Sale Agreement and the Third Amendment to the Purchase and Sale Agreement are herein collectively referred to as the “Original Agreement”). The parties now desire to amend the Original Agreement in certain respects. Accordingly, the parties agree as set out in this Fourth Amendment. (Unless otherwise noted, defined terms used in this Fourth Amendment shall have the meanings set out in the Original Agreement.)

I. AMENDMENTS

A. Section 8.1 of the Original Agreement is deleted and the following is inserted in lieu  thereof:

“8.1	Date, Time and Place of Closing

Unless the parties agree otherwise in writing and subject to the provisions in this Agreement, the completion of the transaction contemplated by this Agreement (the “Closing”) will be held on or before April 12, 2007, at 10:00 a.m. Central Standard Time (or such earlier date or time as the parties may agree). The Closing will be held at the offices of Masters as set forth in the opening paragraph of this Agreement (or such other place as the parties may agree). In the event that the Closing does not occur before the close of business at 5:00 p.m. on April 12, 2007, Masters shall have the right to terminate this Agreement and to retain the Deposit.”

B. With respect to Section 4.1 (A) of the Original Agreement, the Examination Period applies to any due diligence being performed or to be performed on behalf of, or at the request of Buyer’s financing sources, and “March 9, 2007” is deleted and “March 30, 2007” is inserted in lieu thereof. Except for the change of dates set forth herein, the amendment set forth in Article I.B. of the First Amendment to the Original Agreement is unchanged.

C. In Section 9.3 of the Original Agreement, “March 16, 2007” is deleted and “April 12, 2007” is inserted in lieu thereof.

D. Schedule 3.1 (H) to the Original Agreement is deleted and Schedule 3.1 (H) attached hereto is inserted in lieu thereof.

E. Exhibit C to the Original Agreement is deleted and Exhibit C attached hereto is inserted in lieu thereof.

II. MISCELLANEOUS

A. To the extent any provision of the Original Agreement, conflicts with any provision of this Fourth Amendment, the provisions of this Fourth Amendment shall control and be used to determine the obligations of the Parties.

B. The parties ratify confirm and adopt the Original Agreement as amended and supplemented by this Fourth Amendment.

C. Facsimile delivery of this Fourth Amendment signed by each party to the other shall be binding and effective the same as if an original signed copy has been delivered by each party to the other. This Fourth Amendment may be executed in multiple counterparts, each of which shall be considered an original and all of which together shall constitute one and the same document.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of March 22, 2007.

TEKOIL AND GAS GULF COAST, LLC

By:	Tekoil & Gas Corporation,
Its Sole Member

By:	/s/ Mark Western
Name: Mark Western Title: President

MASTERS RESOURCES, LLC:		MASTERS OIL & GAS, LLC:

By:	/s/ Cris Garcia	By:	/s/ Cris Garcia
	Name: Cris Garcia		Name: Cris Garcia
	Title: Vice President		Title: Vice President

Schedule 3.1(H)

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

N Point Bolivar

LC-103-0005	Exploration Agrmt & JOA dtd 2/1/06 btwn Masters Resources LLC & Erskine Energy LLC

LC-103-0014
Barge Dock & Surface Use Agrmt dtd eff 9/22/06 btwn
Masters Resources LLC, St. Mary Land & Expl Co. &
Erskine Energy Partners II LP LLC covering barge dock facility at Goat
Island, ST 342 (Expires 9/22/2011)

GC-103-0008	Production Handling Agrmt dtd October 11, 2006 btwn St. Mary Land & Expl Co & Masters Resources LLC (ST 342)

Dorado

LC-110-0001	E/A & JOA dtd 4/21/05 btwn Davis Petroleum Corp. & Masters Resources LLC covering ST 113/132/133/203

LC-110-0004	JOA dtd 6/1/06 btwn Davis Petroleum Corp & Masters Resources LLC covering ST 204 Unit

Fishers Reef

LC-101-0016	Exploration Agreement & JOA dtd 1/31/05 btwn Masters Resources LLC & Erskine Energy Partners LP & Erskine Energy LLC covering State Tract 2-3A Unit (M-96828 & M-96829)

LC-101-0023	Exploration Agreement dtd 2/23/05 btwn Masters Resources LLC & Erskine Energy Partners, LP & Erskine Energy LLC Covering State Tract 6-7A

LC-101-0024
Exploration Agreement & O/A dtd 2/27/06 btwn Masters Resources
LLC & Masters Oil & Gas LLC & Erskine Energy Partners LP, Erskine
Energy LLC covering State Tract 5-8A
Letter Agreement dtd 6/20/05 btwn Masters Resources LLC &
Palace Exploration Co. etal
Letter Agreement dtd 7/11/05 btwn Masters Resources LLC, Erskine
Energy Partners etal & Palace Exploration Co.

GC-101-0003	Gas Transportation Contract dated 5/22/06 between
Masters Resources LLC and Erskine Energy Partners II LP
(ST 5-8A #1, #2, ST 6-7A #1 wells)

GC-101-0004	Crude Oil Gathering Contract dated 5/22/06 between
Masters Resources LLC and Erskine Energy Partners II LP
(ST 5-8A #1, #2, ST 6-7A #1 wells)

Red Fish Reef

LC-102-0002	Term Acreage Agreement dtd 4/19/01 btwn Masters
Resources LLC & Alcorn-Texana Resources et. al.

Subject to Participation and Farmout Agreement dated 3/6/00 between Vintage Petroleum Inc. and Davis Petroleum Corp.

Subject to JOA dated 6/20/00 between Vintage Petroleum Inc., Palace Exploration Co., Davis Petroleum Corp., Andex Resources LLC covering land within Pooled Unit for State Tract 1-4A No. 1 well (State Tract 1-4A No. 1 well).

Subject to JOA dated 3/6/00 between Vintage Petroleum Inc., Palace Exploration Co., Davis Petroleum Corp., and Andex Resources LLC covering lands within the Pooled Unit for State Tract 46 No. 1 (State Tract 46 No. 1 well).

Subject to JOA dated 9/1/00 between Vintage Petroleum Inc., Davis Petroleum Corp., Andex Resources LLC covering 250 acres within that portion of State Tract 9-12B, limited from the surface of the ground down to the stratigraphic equivalent of the total depth drilled in the Initial Test, except the Unitized formations established by Unit Agreement for the Fishers Reef Field Unit No. 1 but including any wellbore interest earned therein, as more specifically identified and defined in those certain Participation Farmout Agreements, as amended, between Vintage and each of the other parties (State Tract 9-12B #1 well).

Subject to call on oil and gas production in Assignment and Bill of Sale dated 5/1/91 and recorded under File No. 91 146 152 from Exxon Corporation to Vintage Petroleum Inc. whereby Exxon Corporation reserves a preferential right to purchase oil and gas for a term of 21 years from assignment date.

CEDAR POINT/HEMATITE FIELD

Subject to the certain Operating Agreement dated 2/15/99 by and between Vintage Petroleum Inc. and MCNIC O & G Properties, Inc., Carrizo O&G Inc., Century Offshore Management Corp. and Yuma Exploration and Production Company, Inc.

Subject to that certain Participation Agreement by and between Yuma Exploration and Production Company, Inc., Vintage Petroleum Inc., Carrizo Oil & Gas Inc. and MCNIC Oil & Gas Properties, Inc. dated 4/6/98.

POINT BARROW FACILITY

Subject to Saltwater Disposal Agreement dated 10/01/01 between Vintage Petroleum Inc. and Masters Resources LLC whereby Vintage will accept Masters’ water produced from Masters’ wells located in the Trinity Bay Field, Chambers Co., TX for disposal in its Point Barrow saltwater disposal facility located on the Point Barrow Facility so long as excess capacity in the Facility exists over and above that required by Vintage’s operations.

Subject to all easements, rights of way, surface leases and all similar grants of surface use affecting this land whether recorded or unrecorded in addition to those specifically described in Deed and Bill of Sale dated 5/31/91 between Exxon Corporation, Grantor and Vintage Petroleum Inc., Grantee recorded under File No. 91 146 205, Chambers Co., TX.

GAS CONTRACTS

Crude Oil Purchase Contract Nos. 05-10247, 05-10248 and 06-55239 dated 08/08/05, 08/09/05 and 12/29/06 by and between Masters Resources LLC, as Seller, and Pacific Marketing and Transportation LLC, as Buyer and as assigned to Plains Marketing LP due to merger on 11/15/06.

Base Contract for Sale and Purchase of Natural Gas, as amended, dated 02/27/07 by and between Masters Resources, LLC, Seller and Petrocom Ventures Ltd., as Buyer.

Gas Purchase Agreement, as amended, dated 03/01/07 by and between Masters Resources LLC, as Seller, and Kinder Morgan Tejas Pipeline L.P., as Buyer.

Gas Gathering Agreement dated 07/01/98, as amended, between Masters Resources LLC and Gateway Offshore Pipeline Company for Galveston Bay State Tract 343 Lease.

Exhibit “C”

Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.

N Point Bolivar

LC-103-0005	Exploration Agrmt & JOA dtd 2/1/06 btwn
Masters Resources LLC & Erskine Energy LLC

LC-103-0014	Barge Dock & Surface Use Agrmt dtd eff 9/22/06 btwn
Masters Resources LLC, St. Mary Land & Expl Co. &
Erskine Energy Partners II LP LLC covering barge dock facility at Goat
Island, ST 342 (Expires 9/22/2011)

GC-103-0008	Production Handling Agrmt dtd October 11, 2006 btwn St. Mary
Land & Expl Co & Masters Resources LLC (ST 342)

Dorado

LC-110-0001	E/A & JOA dtd 4/21/05 btwn Davis Petroleum Corp. &
Masters Resources LLC covering ST 113/132/133/203

LC-110-0004	JOA dtd 6/1/06 btwn Davis Petroleum Corp & Masters
Resources LLC covering ST 204 Unit
Fishers Reef

LC-101-0016	Exploration Agreement & JOA dtd 1/31/05 btwn Masters
Resources LLC & Erskine Energy Partners LP & Erskine
Energy LLC covering State Tract 2-3A Unit (M-96828 & M-96829)

LC-101-0023	Exploration Agreement dtd 2/23/05 btwn Masters Resources
LLC & Erskine Energy Partners, LP & Erskine Energy LLC
Covering State Tract 6-7A

LC-101-0024	Exploration Agreement & O/A dtd 2/27/06 btwn Masters Resources
LLC & Masters Oil & Gas LLC & Erskine Energy Partners LP, Erskine
Energy LLC covering State Tract 5-8A
Letter Agreement dtd 6/20/05 btwn Masters Resources LLC &
Palace Exploration Co. etal
Letter Agreement dtd 7/11/05 btwn Masters Resources LLC, Erskine
Energy Partners etal & Palace Exploration Co.

GC-101-0003	Gas Transportation Contract dated 5/22/06 between
Masters Resources LLC and Erskine Energy Partners II LP
(ST 5-8A #1, #2, ST 6-7A #1 wells)

GC-101-0004	Crude Oil Gathering Contract dated 5/22/06 between
Masters Resources LLC and Erskine Energy Partners II LP
(ST 5-8A #1, #2, ST 6-7A #1 wells)

Red Fish Reef

LC-102-0002	Term Acreage Agreement dtd 4/19/01 btwn Masters
Resources LLC & Alcorn-Texana Resources et. al.

Subject to one or more Amendments to Lease of varying dates providing for the addition to the lease of rework and/or shut-in gas well clauses.

Subject to Pooling Agreement dated 10/6/98 covering 320 acres of State Tract 2-3A - 3A (State Tract 2-3A Unit #1) recorded under File No. 98 395 730, Chambers Co., TX

Subject to Pooling Agreement dated 9/15/98 covering 320 acres being 110 acres of State Tract 2-3A -3A, 75 acres of State Tract 46 and 135 acres of State Tract 47 (State Tract 46 No. 1) recorded under File No. 00 453 686.

Subject to Pooling Agreement dated 12/11/01 covering 320 acres being 76 acres out of State Tract 1-4A, 152 acres out of State Tract 5-8A, 80 acres out of State Tract 2-3A, 90 acres out of State Tract 2-3A, 40 acres out of State Tract 6-7A (State Tract 1-4A Unit).

Subject to Participation and Farmout Agreement dated 3/6/00 between Vintage Petroleum Inc. and Davis Petroleum Corp.

Subject to JOA dated 6/20/00 between Vintage Petroleum Inc., Palace Exploration Co., Davis Petroleum Corp., Andex Resources LLC covering land within Pooled Unit for State Tract 1-4A No. 1 well (State Tract 1-4A No. 1 well).

Subject to JOA dated 3/6/00 between Vintage Petroleum Inc., Palace Exploration Co., Davis Petroleum Corp., and Andex Resources LLC covering lands within the Pooled Unit for State Tract 46 No. 1 (State Tract 46 No. 1 well).

Subject to JOA dated 9/1/00 between Vintage Petroleum Inc., Davis Petroleum Corp., Andex Resources LLC covering 250 acres within that portion of State Tract 9-12B, limited from the surface of the ground down to the stratigraphic equivalent of the total depth drilled in the Initial Test, except the Unitized formations established by Unit Agreement for the Fishers Reef Field Unit No. 1 but including any wellbore interest earned therein, as more specifically identified and defined in those certain Participation Farmout Agreements, as amended, between Vintage and each of the other parties (State Tract 9-12B #1 well).

Subject to call on oil and gas production in Assignment and Bill of Sale dated 5/1/91 and recorded under File No. 91 146 152 from Exxon Corporation to Vintage Petroleum Inc. whereby Exxon Corporation reserves a preferential right to purchase oil and gas for a term of 21 years from assignment date.

Possibly subject to two final judgments which are as follows: 1) Final Judgment dated 7/24/74 in the case of State of Texas et al, Plaintiff vs. Exxon Corporation, Defendant in the District Court of Travis County, Texas, the 53rd Judicial District, Case No. 207789 and 2) Final Judgment dated 2/23/76 in the case of the State of Texas et al, Plaintiff vs. Exxon Corporation and Sun Oil Company (Delaware), Defendants, in the District Court of Travis County, Texas, 53rd Judicial District, Case No. 238904.

CEDAR POINT/HEMATITE FIELD

Subject to the certain Operating Agreement dated 2/15/99 by and between Vintage Petroleum Inc. and MCNIC O & G Properties, Inc., Carrizo O&G Inc., Century Offshore Management Corp. and Yuma Exploration and Production Company, Inc.

Subject to that certain Participation Agreement by and between Yuma Exploration and Production Company, Inc., Vintage Petroleum Inc., Carrizo Oil & Gas Inc. and MCNIC Oil & Gas Properties, Inc. dated 4/6/98.

POINT BARROW FACILITY

Subject to Saltwater Disposal Agreement dated 10/01/01 between Vintage Petroleum Inc. and Masters Resources LLC whereby Vintage will accept Masters’ water produced from Masters’ wells located in the Trinity Bay Field, Chambers Co., TX for disposal in its Point Barrow saltwater disposal facility located on the Point Barrow Facility so long as excess capacity in the Facility exists over and above that required by Vintage’s operations. The term of this Agreement has expired, but both parties continue to perform.

Subject to Surface Lease and Easement dated 12/19/02 between Vintage Petroleum Inc., Lessor, and Masters Resources LLC., Lessee wherein Lessor grants to Lessee a non-exclusive easement on and overt the Point Barrow Facility to Lessee for the purpose of operating and maintaining and constructing pipelines, facilities, power line or roads to and from the leased premises. Lessee owns equipment currently located on the leased premises, including 1) TB #1 - 1500 BBL - Bottled Gun Barrel; 2) TB #2 - 500 BBL - Settling Tank; 3)TB #3 - 1000 BBL - Sales Tank; 4) TB Heater; 5) Associated Flow lines.

Subject to all easements, rights of way, surface leases and all similar grants of surface use affecting this land whether recorded or unrecorded in addition to those specifically described in Deed and Bill of Sale dated 5/31/91 between Exxon Corporation, Grantor and Vintage Petroleum Inc., Grantee recorded under File No. 91 146 205, Chambers Co., TX.

Subject to reservation of a 1/16th of 8/8ths Non-participating Royalty Interest in favor of Estelle Ervine and J. E. Bishop, Individually and as Independent Executors of the Estate of J. E. Ervine, and their predecessors in interest.

GAS CONTRACTS

Crude Oil Purchase Contract Nos. 05-10247, 05-10248 and 06-55239 dated 08/08/05, 08/09/05 and 12/29/06 by and between Masters Resources LLC, as Seller, and Pacific Marketing and Transportation LLC, as Buyer and as assigned to Plains Marketing LP due to merger on 11/15/06.

Base Contract for Sale and Purchase of Natural Gas, as amended, dated 02/27/07 by and between Masters Resources, LLC, Seller and Petrocom Ventures Ltd., as Buyer.

Gas Purchase Agreement, as amended, dated 03/01/07 by and between Masters Resources LLC, as Seller, and Kinder Morgan Tejas Pipeline L.P., as Buyer.

Gas Gathering Agreement dated 07/01/98, as amended, between Masters Resources LLC and Gateway Offshore Pipeline Company for Galveston Bay State Tract 343 Lease.